UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2022

Cosmos Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.001 par value	COSM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 3, 2022, Cosmos Holdings Inc. (the “Company”) entered into a Warrant Exchange Agreement (the “Exchange Agreement”) with each holder of Warrants to purchase an aggregate of 21,238,254 shares of Common Stock issued pursuant to a Securities Purchase Agreement dated as of February 28, 2022. Each holder will exchange the existing warrants (the “Existing Warrants”) for new warrants (the “New Warrants”) to purchase twice the number of shares of Common Stock (the “Exchange Shares”).

The New Warrants will be exercisable at $0.205 per share (based on current market prices) for a five-year period from the date of issuance.  The Company hereby agrees to register all of the Exchange Shares in a resale registration statement to be filed with the SEC within ninety (90) days from the Closing Date.

As additional consideration for the Exchange Agreement, the Company shall pay each Holder U.S. Five Hundred Thousand ($500,000) Dollars within one (1) business day of the Closing Date, plus any liquidated damages and interest payable by the Company to the Holders pursuant to a registration rights agreement relating to the initial registration of the shares underlying the Existing Warrants. As further consideration for the Exchange Agreement, all Holders shall have in the aggregate a thirty (30%) percent right of participation into all equity offerings in which there is a placement agent or underwriter for the eighteen (18) month period following the Closing Date. In the event that any Holder does not exercise their right of participation in any offering, the remaining Holders will not have the right to participate for more than its pro rata share.

The foregoing summaries of the New Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the Form of Exchange Warrant, and the Form of Exchange Agreement, attached as Exhibits 4.1 and 4.2 respectively, to this Current Report on Form 8-K, which are incorporated herein by reference

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information contained above under Item 1.01 of this Current Report on Form 8-K in relation to the New Warrants is incorporated herein by reference. The exchange of the Existing Warrants for the New Warrants is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended. There was no placement agent or underwriter in the transaction and no sales commissions were paid.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Description
4.1	Form of Exchange Warrant
4.2	Form of Warrant Exchange Agreement
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HOLDINGS INC.

Date: October 3, 2022	By:	/s/ Georgios Terzis
Georgios Terzis
Chief Financial Officer

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